                              Mortgage Loan Group I


                    Mortgage Rates for Mortgage Loan Group I

                                             Number of         Aggregate Principal Balance        Percent of
Range of Mortgage Rates                    Mortgage Loans              Outstanding                Loan Group
-----------------------                    --------------      ---------------------------        ----------
5.000% to 5.499%....................            11                    $2,088,244                    0.7%
5.500% to 5.999%....................           243                    42,073,667                   14.8
6.000% to 6.499%....................           158                    30,901,950                   10.8
6.500% to 6.999%....................           311                    52,616,461                   18.5
7.000% to 7.499%....................           149                    22,170,492                    7.8
7.500% to 7.999%....................           375                    48,757,188                   17.1
8.000% to 8.499%....................           202                    22,409,526                    7.9
8.500% to 8.999%....................           283                    26,588,131                    9.3
9.000% to 9.499%....................           142                     9,502,991                    3.3
9.500% to 9.999%....................           150                    10,620,068                    3.7
10.000% to 10.499%..................           104                     5,315,615                    1.9
10.500% to 10.999%..................           101                     5,442,788                    1.9
11.000% to 11.499%..................            55                     2,389,223                    0.8
11.500% to 11.999%..................            39                     1,709,041                    0.6
12.000% to 12.499%..................            27                     1,068,694                    0.4
12.500% to 12.999%..................            23                       750,474                    0.3
13.000% to 13.499%..................             7                       167,984                    0.1
13.500% to 13.999%..................            12                       310,989                    0.1
14.500% to 14.999%..................             3                        81,734                    0.0
15.000% to 15.499%..................             1                        34,904                    0.0
                                             -----                  ------------                  -----
Totals:.............................         2,396                  $285,000,163                  100.0%
                                             =====                  ============                  =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 5.100% per annum to 15.000% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.502% per annum.

          Remaining Months to Stated Maturity for Mortgage Loan Group I


                                                Number of            Aggregate Principal           Percent of
Range of Remaining Terms (months)             Mortgage Loans         Balance Outstanding           Loan Group
---------------------------------             --------------         -------------------           ----------
109 to 120...............................            3                     $146,480                  0.1%
157 to 168...............................           48                    3,124,855                  1.1
169 to 180...............................        1,087                   77,985,382                 27.4
217 to 228...............................            3                      394,671                  0.1
229 to 240...............................           60                    7,944,427                  2.8
337 to 348...............................           95                   10,492,872                  3.7
349 to 360...............................        1,100                  184,911,476                 64.9
                                                 -----                 ------------                -----
Totals:..................................        2,396                 $285,000,163                100.0%
                                                 =====                 ============                =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 112 months to 359 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 299 months.

       Original Mortgage Loan Principal Balances for Mortgage Loan Group I


Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group

$100,000 or less........................          1,279                 $71,319,353               25.0%
$100,001 to $150,000....................            449                  55,577,917               19.5
$150,001 to $200,000....................            302                  51,979,636               18.2
$200,001 to $250,000....................            156                  34,762,803               12.2
$250,001 to $300,000....................             88                  24,126,009                8.5
$300,001 to $350,000....................             47                  15,257,483                5.4
$350,001 to $400,000....................             33                  12,338,470                4.3
$400,001 to $450,000....................             21                   8,912,940                3.1
$450,001 to $500,000....................             15                   7,254,842                2.5
$500,001 to $550,000....................              3                   1,622,962                0.6
$550,001 to $600,000....................              1                     561,870                0.2
$600,001 to $650,000....................              1                     637,777                0.2
$650,001 to $700,000....................              1                     648,099                0.2
                                                  -----                ------------              -----
Totals:.................................          2,396                $285,000,163              100.0%
                                                  =====                ============              =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $9,954 to approximately $648,099 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $118,948.

                     Product Types for Mortgage Loan Group I

                                                            Number of       Aggregate Principal     Percent of
Product Type                                             Mortgage Loans     Balance Outstanding     Loan Group
------------                                             --------------     -------------------     ----------
10 to 14 Year Fixed Rate Mortgage Loan...............           3                $146,480            0.1%
15 to 19 Year Fixed Rate Mortgage Loan...............         315              23,700,391            8.3
20 to 24 Year Fixed Rate Mortgage Loan...............          63               8,339,098            2.9
30 Year Fixed Rate Mortgage Loan.....................       1,195             195,404,348           68.6
Balloon Loan.........................................         820              57,409,846           20.1
                                                            -----            ------------          -----
Totals:..............................................       2,396            $285,000,163          100.0%
                                                            =====            ============          =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         -----------
Alabama...................................             7                   $695,351                0.2%
Alaska....................................             1                     92,051                0.0
Arizona...................................            72                  6,837,834                2.4
Arkansas..................................            12                    614,096                0.2
California................................           950                134,762,284               47.3
Colorado..................................            32                  3,305,132                1.2
Connecticut...............................            18                  1,642,200                0.6
Delaware..................................             9                    832,505                0.3
District of Columbia......................             5                    665,446                0.2
Florida...................................           138                 14,543,483                5.1
Georgia...................................             1                    139,987                0.0
Hawaii....................................             1                    277,704                0.1
Idaho.....................................            12                    784,360                0.3
Illinois..................................            78                  8,302,067                2.9
Indiana...................................            62                  5,136,136                1.8
Iowa......................................            39                  2,946,281                1.0
Kansas....................................             5                    407,244                0.1
Kentucky..................................            34                  2,919,553                1.0
Louisiana.................................             7                    693,630                0.2
Maine.....................................             3                    204,956                0.1
Maryland..................................            29                  2,809,859                1.0
Massachusetts.............................            20                  3,008,859                1.1
Michigan..................................            31                  3,078,020                1.1
Minnesota.................................            96                 11,014,504                3.9
Mississippi...............................             5                    334,426                0.1
Missouri..................................            75                  6,214,653                2.2
Montana...................................             6                    620,572                0.2
Nebraska..................................            16                    752,205                0.3
Nevada....................................            60                  8,295,999                2.9
New Hampshire.............................             5                    622,968                0.2
New Jersey................................            25                  4,320,362                1.5
New Mexico................................             9                    872,864                0.3
New York..................................            98                 15,747,262                5.5
North Carolina............................            30                  2,577,617                0.9
North Dakota..............................             2                    193,424                0.1
Ohio......................................           114                 10,289,895                3.6
Oklahoma..................................            17                  1,256,564                0.4
Oregon....................................            29                  3,284,337                1.2
Pennsylvania..............................            43                  3,911,306                1.4
Rhode Island..............................             3                    258,891                0.1
South Carolina............................            27                  2,266,780                0.8
South Dakota..............................             1                     60,447                0.0



                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         -----------
Tennessee.................................            41                  3,471,163                1.2
Texas.....................................            14                  1,310,142                0.5
Utah......................................            15                  1,294,868                0.5
Vermont...................................             3                    211,752                0.1
Virginia..................................            24                  2,681,583                0.9
Washington................................            47                  6,068,786                2.1
West Virginia.............................             3                    174,718                0.1
Wisconsin.................................            22                  2,193,039                0.8
                                                   -----               ------------              -----
Totals:...................................         2,396               $285,000,163              100.0%
                                                   =====               ============              =====

         As of the Cut-off Date, no more than approximately 0.4% of the Group I Mortgage Loans was secured by mortgaged properties located in any one zip code area.

             Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less............................          148                 $16,959,798                 6.0%
50.01% to 55.00%..........................           49                   7,278,291                 2.6
55.01% to 60.00%..........................           93                  12,490,098                 4.4
60.01% to 65.00%..........................          111                  17,556,063                 6.2
65.01% to 70.00%..........................          142                  21,417,932                 7.5
70.01% to 75.00%..........................          211                  30,532,788                10.7
75.01% to 80.00%..........................          487                  69,365,682                24.3
80.01% to 85.00%..........................          220                  27,997,162                 9.8
85.01% to 90.00%..........................          365                  42,966,455                15.1
90.01% to 95.00%..........................          299                  21,541,523                 7.6
95.01% to 100.00%.........................          271                  16,894,372                 5.9
                                                  -----                ------------               -----
Totals:...................................        2,396                $285,000,163               100.0%
                                                  =====                ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 7.69% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 77.10%. With respect to the Group I Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Group I Mortgage Loans. Approximately 9.4% of the Group I Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Group I Mortgage Loans is approximately 93.62%. The weighted average Second Lien Ratio for such Group I Mortgage Loans is approximately 17.18%.

                     Loan Purpose for Mortgage Loan Group I

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.......................................           560              $41,779,209               14.7%
Refinance--Rate/Term............................          516               77,849,117               27.3
Refinance--Cashout..............................        1,320              165,371,837               58.0
                                                        -----             ------------              -----
         Totals................................         2,396             $285,000,163              100.0%
                                                        =====             ============              ======

             Types of Mortgaged Properties for Mortgage Loan Group I

                                                     Number of         Aggregate Principal        Percent of
Property Type                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Single-Family Detached......................          2,080               $247,052,517             86.7%
Two- to Four-Family Dwelling Unit...........            115                 19,052,748              6.7
Planned Unit Development....................             38                  3,974,766              1.4
Condominium.................................            140                 12,886,276              4.5
Manufactured Housing........................             23                  2,033,856              0.7
                                                      -----               ------------            -----
         Totals.............................          2,396               $285,000,163            100.0%
                                                      =====               ============            ======

                 Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................          1,905              $216,526,573               76.0%
24-Month Bank Statement.....................             15                 2,760,943                1.0
Reduced Documentation.......................             78                11,115,728                3.9
Stated Income...............................            398                54,596,920               19.2
                                                      -----              ------------              -----
         Totals.............................          2,396              $285,000,163              100.0%
                                                      =====              ============              =====

                    Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................            2,268               $269,223,159               94.5%
Second Home.................................               10                  1,508,106                0.5
Investment Property.........................              118                 14,268,898                5.0
                                                        -----               ------------              -----
         Totals.............................            2,396               $285,000,163              100.0%
                                                        =====               ============              =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

               Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0............................................           1                         $63,000               0.0%
1............................................          32                       4,144,538               1.5
2............................................          59                       8,788,217               3.1
3............................................         270                      30,709,603              10.8
4............................................         214                      18,131,632               6.4
5............................................         695                      95,733,409              33.6
6............................................         482                      62,786,822              22.0
7............................................         310                      32,787,510              11.5
8............................................         128                      12,467,197               4.4
9............................................          40                       3,027,117               1.1
10...........................................          14                       1,842,317               0.6
11...........................................           5                         506,403               0.2
12...........................................          27                       2,140,113               0.8
13...........................................          19                       1,439,566               0.5
14...........................................          18                       2,107,978               0.7
15...........................................          19                       2,146,053               0.8
16...........................................          40                       4,012,139               1.4
17...........................................          19                       1,930,598               0.7
19...........................................           1                          62,126               0.0
20...........................................           2                         140,209               0.0
21...........................................           1                          33,615               0.0
                                                    -----                    ------------             -----
Totals:......................................       2,396                    $285,000,163             100.0%
                                                    =====                    ============             =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 6 months.

                 Credit Grade Summary for Mortgage Loan Group I


                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
A Star......................................             599                $83,290,477               29.2%
AO..........................................           1,327                149,460,087               52.4
A-..........................................             186                 20,340,289                7.1
B...........................................             141                 15,337,538                5.4
B-..........................................              39                  4,389,957                1.5
C...........................................              71                  9,181,463                3.2
C-..........................................              29                  2,676,503                0.9
                                                       -----               ------------               ----
         Sub-Total..........................           2,392               $284,676,313               99.9%
                                                       =====               ============               ====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A-..........................................              1                     $63,000               0.0%
AO..........................................              2                     120,863               0.0
B...........................................              1                     139,987               0.0
                                                      -----                ------------             -----
         Sub-Total..........................              4                $    323,850               0.1%
                                                      =====                ============             =====
         Totals.............................          2,396                $285,000,163             100.0%
                                                      =====                ============             =====

         The credit grades are subject to certain exceptions to the CMMC Wholesale/Retail Underwriting Guidelines described under "Chase Manhattan Mortgage Corporation--Underwriting Standards--CMMC Wholesale/Retail Underwriting Guidelines--Certain Exceptions to Wholesale/Retail Underwriting Guidelines."

                  Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................              19                 $1,853,679                0.7%
2002........................................           1,805                221,583,279               77.7
2003........................................             572                 61,563,205               21.6
                                                       -----               ------------              -----
        Totals..............................           2,396               $285,000,163              100.0%
                                                       =====               ============              =====

                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None.........................................            770                $63,274,036                22.2%
12 Months....................................             39                  5,924,311                 2.1
24 Months....................................             43                  4,231,942                 1.5
30 Months....................................              1                    152,041                 0.1
36 Months....................................          1,112                155,368,981                54.5
42 Months....................................              2                    132,764                 0.0
48 Months....................................              3                    301,603                 0.1
60 Months....................................            426                 55,614,483                19.5
                                                       -----               ------------               -----
Totals:......................................          2,396               $285,000,163               100.0%
                                                       =====               ============               =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans having prepayment penalties is approximately 41 months. With respect to those Group I Mortgage Loans which have prepayment penalties, 75.2% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                     Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal        Percent of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding        Loan Group
-----------------------                           --------------      -------------------        ----------
501 to 550...................................           119              $12,138,763                  4.3%
551 to 600...................................           378               44,317,063                 15.5
601 to 650...................................           755               87,313,565                 30.6
651 to 700...................................           582               71,372,209                 25.0
701 to 750...................................           356               45,113,806                 15.8
751 to 800...................................           194               23,533,817                  8.3
801 to 816...................................            12                1,210,940                  0.4
                                                      -----             ------------                -----
Totals:......................................         2,396             $285,000,163                100.0%
                                                      =====             ============                ======

         The Credit Scores of the Group I Mortgage Loans ranged from 501 to 816 and the weighted average Credit Score of the Group I Mortgage Loans was approximately 655.

                Third-Party Originators for Mortgage Loan Group I

                                                      Number of          Aggregate Principal      Percent of
Third-Party Originator                             Mortgage Loans        Balance Outstanding      Loan Group
----------------------                             --------------        -------------------      ----------
Accredited Home Lenders, Inc.................            240                $30,838,487               10.8%
Ameriquest Mortgage Company..................            592                102,244,797               35.9
CFAB Production..............................             24                  3,399,370                1.2
Encore Credit Corp...........................             92                 15,490,448                5.4
Finance America, LLC.........................             54                  8,460,680                3.0
IndyMac Bank, F.S.B..........................          1,231                109,401,968               38.4
Master Financial Inc.........................             24                  2,003,861                0.7
Meritage Mortgage Corporation................            136                 12,752,088                4.5
Town and Country Credit......................              3                    408,464                0.1
                                                       -----               ------------              -----
Totals:......................................          2,396               $285,000,163              100.0%
                                                       =====               ============              =====

                             Mortgage Loan Group II


                Current Mortgage Rates for Mortgage Loan Group II


                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.000% to 5.499%..........................           10                  $2,107,044                0.7%
5.500% to 5.999%..........................           25                   5,546,860                1.8
6.000% to 6.499%..........................           72                  14,038,474                4.5
6.500% to 6.999%..........................          259                  49,529,558               15.7
7.000% to 7.499%..........................          270                  48,072,314               15.3
7.500% to 7.999%..........................          522                  85,958,744               27.3
8.000% to 8.499%..........................          277                  40,256,037               12.8
8.500% to 8.999%..........................          285                  41,846,610               13.3
9.000% to 9.499%..........................           84                  10,775,689                3.4
9.500% to 9.999%..........................           86                  11,356,379                3.6
10.000% to 10.499%........................           25                   2,302,134                0.7
10.500% to 10.999%........................           19                   2,501,028                0.8
11.000% to 11.499%........................            6                     441,066                0.1
11.500% to 11.999%........................            3                     294,584                0.1
                                                  -----                ------------              -----
Totals:...................................        1,943                $315,026,520              100.0%
                                                  =====                ============              =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 5.375% per annum to 11.500% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 7.785% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal      Percent of
Range of Remaining Terms (months)                Mortgage Loans      Balance Outstanding      Loan Group
---------------------------------                --------------      -------------------      ----------
169 to 180.................................             1                   $106,520               0.0%
289 to 300.................................             1                    115,186               0.0
325 to 336.................................             2                    165,987               0.1
337 to 348.................................           111                 12,992,380               4.1
349 to 360.................................         1,828                301,646,448              95.8
                                                    -----               ------------             -----
Totals:....................................         1,943               $315,026,520             100.0%
                                                    =====               ============             =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 175 months to 359 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 355 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group II


Range of Original Mortgage                                   Number of      Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-------------------------                                 --------------    -------------------      ----------
$100,000 or less.......................................         562             $41,210,350            13.1%
$100,001 to $150,000...................................         517              63,726,813            20.2
$150,001 to $200,000...................................         361              62,549,085            19.9
$200,001 to $250,000...................................         212              47,396,572            15.0
$250,001 to $300,000...................................         130              35,328,830            11.2
$300,001 to $350,000...................................          64              20,887,740             6.6
$350,001 to $400,000...................................          37              13,882,939             4.4
$400,001 to $450,000...................................          23               9,738,789             3.1
$450,001 to $500,000...................................          20               9,566,363             3.0
$500,001 to $550,000...................................           3               1,543,757             0.5
$550,001 to $600,000...................................           6               3,460,778             1.1
$600,001 to $650,000...................................           5               3,169,685             1.0
$800,001 to $850,000...................................           1                 802,609             0.3
$850,001 to $900,000...................................           2               1,762,209             0.6
                                                              -----            ------------           -----
Totals:................................................       1,943            $315,026,520           100.0%
                                                              =====            ============           =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $15,489 to approximately $897,235 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $162,134.

                    Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Six-Month LIBOR Loan.........................            4                 $1,177,916                  0.4%
3/1 Treasury Loan............................           28                  5,428,335                  1.7
2/28 LIBOR Loan..............................        1,242                201,051,616                 63.8
3/27 LIBOR Loan..............................          668                107,213,370                 34.0
5/25 LIBOR Loan..............................            1                    155,285                  0.0
                                                     -----               ------------                -----
Totals:......................................        1,943               $315,026,520                100.0%
                                                     =====               ============                =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Alabama....................................           1                    $82,703                  0.0%
Arizona....................................          69                  9,279,975                  2.9
Arkansas...................................          10                  1,190,474                  0.4
California.................................         549                119,604,448                 38.0
Colorado...................................          60                 11,030,347                  3.5
Connecticut................................          23                  3,554,794                  1.1
Delaware...................................           9                    837,806                  0.3
District of Columbia.......................           4                    953,349                  0.3
Florida....................................         126                 18,721,293                  5.9
Hawaii.....................................           3                    683,536                  0.2
Idaho......................................           9                    990,229                  0.3
Illinois...................................         119                 16,858,423                  5.4
Indiana....................................          65                  6,356,848                  2.0
Iowa.......................................          11                    872,462                  0.3
Kansas.....................................           8                    943,668                  0.3
Kentucky...................................          26                  3,161,643                  1.0
Louisiana..................................           8                    700,419                  0.2
Maine......................................           1                    108,553                  0.0
Maryland...................................          42                  7,367,190                  2.3
Massachusetts..............................          32                  7,291,878                  2.3
Michigan...................................          60                  6,899,936                  2.2
Minnesota..................................          22                  3,158,876                  1.0
Mississippi................................           3                    205,883                  0.1
Missouri...................................          59                  6,304,153                  2.0
Montana....................................           2                    202,570                  0.1
Nebraska...................................           5                    363,260                  0.1
Nevada.....................................          21                  3,419,805                  1.1
New Hampshire..............................           9                  1,291,062                  0.4
New Jersey.................................          56                 11,158,667                  3.5
New Mexico.................................           3                    350,019                  0.1
New York...................................          70                 12,913,190                  4.1
North Carolina.............................          45                  6,027,613                  1.9
Ohio.......................................          99                 10,692,584                  3.4
Oklahoma...................................          18                  1,388,934                  0.4
Oregon.....................................          27                  4,442,670                  1.4
Pennsylvania...............................          57                  5,928,070                  1.9
Rhode Island...............................           7                    980,898                  0.3
South Carolina.............................          23                  2,729,633                  0.9
South Dakota...............................           1                     91,121                  0.0
Tennessee..................................          27                  2,692,714                  0.9
Texas......................................          30                  4,056,806                  1.3



                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Utah.......................................          14                  1,682,647                  0.5
Vermont....................................           2                     79,775                  0.0
Virginia...................................          37                  6,282,823                  2.0
Washington.................................          57                  9,622,849                  3.1
West Virginia..............................           2                    126,087                  0.0
Wisconsin..................................          11                  1,265,619                  0.4
Wyoming....................................           1                     78,216                  0.0
                                                  -----               ------------                -----
Totals:....................................       1,943               $315,026,520                100.0%
                                                  =====               ============                =====

         As of the Cut-off Date, no more than approximately 0.5% of the Group II Mortgage Loans was secured by mortgaged properties located in any one zip code area.

            Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal         Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding         Loan Group
--------------------------------------         ---------------      -------------------         ----------
50.00% or less............................           49                  $6,178,455                 2.0%
50.01% to 55.00%..........................           18                   2,747,836                 0.9
55.01% to 60.00%..........................           34                   5,972,140                 1.9
60.01% to 65.00%..........................           63                  10,847,374                 3.4
65.01% to 70.00%..........................          112                  20,171,661                 6.4
70.01% to 75.00%..........................          207                  35,562,319                11.3
75.01% to 80.00%..........................          707                 109,182,084                34.7
80.01% to 85.00%..........................          287                  48,247,325                15.3
85.01% to 90.00%..........................          289                  48,123,156                15.3
90.01% to 95.00%..........................           89                  15,501,924                 4.9
95.01% to 100.00%.........................           88                  12,492,247                 4.0
                                                  -----                ------------               -----
Totals:...................................        1,943                $315,026,520               100.0%
                                                  =====                ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 14.43% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 80.19%.

                     Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase........................................           647           $99,007,535                  31.4%
Refinance--Rate/Term                                       188            29,060,744                   9.2
Refinance--Cashout...............................        1,108           186,958,242                  59.3
                                                         -----          ------------                 -----
         Totals.................................         1,943          $315,026,520                 100.0%
                                                         =====          ============                 =====

            Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal          Percent of
Property Type                                        Mortgage Loans      Balance Outstanding          Loan Group
-------------                                        --------------      -------------------          ----------
Single-Family Detached..........................         1,654             $266,980,915                   84.7%
Two- to Four-Family Dwelling Unit...............           116               22,657,797                   7.2
Planned Unit Development .......................            31                3,830,429                   1.2
Condominium.....................................           128               20,028,404                   6.4
Manufactured Housing............................            14                1,528,976                   0.5
                                                         -----             ------------                 -----
         Totals.................................         1,943             $315,026,520                 100.0%
                                                         =====             ============                 =====

                Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            1,336             $197,372,064               62.7%
24-Month Bank Statement.....................                8                  930,107                0.3
Reduced Documentation.......................               73               17,535,324                5.6
Stated Income...............................              526               99,189,026               31.5
                                                        -----             ------------              -----
         Totals.............................            1,943             $315,026,520              100.0%
                                                        =====             ============              =====

                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        -----------
Owner-occupied..............................            1,819                $297,855,318              94.5%
Second Home.................................               15                   2,887,943               0.9
Investment Property.........................              109                  14,283,260               4.5
                                                        -----                ------------             -----
         Totals.............................            1,943                $315,026,520             100.0%
                                                        =====                ============             =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group II


                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        --------------------       ----------
1............................................            13                  $2,635,208                0.8%
2............................................           175                  31,541,923               10.0
3............................................           482                  80,602,058               25.6
4............................................           210                  34,660,971               11.0
5............................................           489                  76,310,433               24.2
6............................................           188                  31,247,654                9.9
7............................................           141                  21,924,583                7.0
8............................................            86                  15,997,490                5.1
9............................................            31                   5,035,159                1.6
10...........................................            12                   1,442,738                0.5
11...........................................             3                     469,935                0.1
12...........................................            23                   2,664,592                0.8
13...........................................            20                   2,003,267                0.6
14...........................................             4                     403,974                0.1
15...........................................            29                   3,150,920                1.0
16...........................................            23                   2,958,765                0.9
17...........................................             5                     675,907                0.2
18...........................................             5                     863,770                0.3
19...........................................             2                     271,185                0.1
24...........................................             2                     165,987                0.1
                                                      -----                ------------              -----
Totals:......................................         1,943                $315,026,520              100.0%
                                                      =====                ============              =====


         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans was approximately 5 months.

                 Credit Grade Summary for Mortgage Loan Group II


                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
A Star.......................................           82                  $14,062,000                 4.5%
AO...........................................          937                  160,483,541                50.9
A-...........................................          386                   61,252,568                19.4
B............................................          242                   36,119,046                11.5
B-...........................................           93                   15,101,105                 4.8
C............................................          157                   22,089,475                 7.0
C-...........................................           46                    5,918,785                 1.9
                                                     -----                 ------------               -----
Totals:......................................        1,943                 $315,026,520               100.0%
                                                     =====                 ============               =====

         The credit grades are subject to certain exceptions to the CMMC Wholesale/Retail Underwriting Guidelines described under "Chase Manhattan Mortgage Corporation--Underwriting Standards--CMMC Wholesale/Retail Underwriting Guidelines--Certain Exceptions to Wholesale/Retail Underwriting Guidelines."

                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................              13                  $1,746,989                0.6%
2002........................................           1,055                 165,261,714               52.5
2003........................................             875                 148,017,818               47.0
                                                       -----                ------------              -----
         Totals.............................           1,943                $315,026,520              100.0%
                                                       =====                ============              =====


                Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
----------------                               --------------       -------------------           ----------
11.000% to 11.499%........................           11                  $2,455,031                    0.8%
11.500% to 11.999%........................           20                   4,377,369                    1.4
12.000% to 12.499%........................           47                   9,576,342                    3.0
12.500% to 12.999%........................          132                  24,524,728                    7.8
13.000% to 13.499%........................          168                  30,676,272                    9.7
13.500% to 13.999%........................          389                  69,857,622                   22.2
14.000% to 14.499%........................          285                  44,885,724                   14.2
14.500% to 14.999%........................          410                  62,899,960                   20.0
15.000% to 15.499%........................          171                  23,948,623                    7.6
15.500% to 15.999%........................          191                  28,208,406                    9.0
16.000% to 16.499%........................           51                   5,327,794                    1.7
16.500% to 16.999%........................           49                   6,013,234                    1.9
17.000% to 17.499%........................            9                     863,880                    0.3
17.500% to 17.999%........................            9                   1,332,573                    0.4
18.000% to 18.499%........................            1                      78,964                    0.0
                                                  -----                ------------                  -----
Totals:...................................        1,943                $315,026,520                  100.0%
                                                  =====                ============                  =====

                 Prepayment Penalties for Mortgage Loan Group II


                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None......................................              326                  $54,808,919               17.4%
12 Months.................................               32                    6,812,107                2.2
18 Months.................................                1                      339,376                0.1
24 Months.................................              728                  126,069,465               40.0
30 Months.................................                3                      504,763                0.2
36 Months.................................              824                  122,926,794               39.0
42 Months.................................                1                       86,083                0.0
48 Months.................................                2                      552,946                0.2
60 Months.................................               26                    2,926,065                0.9
                                                      -----                 ------------              -----
Totals:...................................            1,943                 $315,026,520              100.0%
                                                      =====                 ============              =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans having prepayment penalties is approximately 30 months. With respect to those Group II Mortgage Loans which have prepayment penalties, approximately 67.7% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                 Next Adjustment Date for Mortgage Loan Group II


                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
---------------------                           ---------------     -------------------           -----------
October 2003..............................             1                   $339,507                    0.1%
November 2003.............................             2                    541,325                    0.2
December 2003.............................             8                  1,349,757                    0.4
January 2004..............................             1                    132,972                    0.0
March 2004................................             4                    389,805                    0.1
April 2004................................             1                    117,533                    0.0
May 2004..................................             2                    235,241                    0.1
June 2004.................................             4                    474,868                    0.2
July 2004.................................             2                    221,847                    0.1
August 2004...............................            11                  1,294,134                    0.4
September 2004............................            26                  4,177,333                    1.3
October 2004..............................            73                 12,896,276                    4.1
November 2004.............................           134                 20,599,528                    6.5
December 2004.............................           298                 45,406,986                   14.4
January 2005..............................           236                 38,181,684                   12.1
February 2005.............................           148                 23,311,827                    7.4
March 2005................................           176                 27,488,882                    8.7
April 2005................................           165                 29,655,995                    9.4
May 2005..................................            29                  3,979,582                    1.3
June 2005.................................            20                  2,260,697                    0.7
July 2005.................................             1                    248,088                    0.1
August 2005...............................             1                    148,603                    0.0
September 2005............................             6                  1,016,690                    0.3
October 2005..............................            11                  2,602,844                    0.8
November 2005.............................            10                  1,268,586                    0.4
December 2005.............................           100                 15,043,778                    4.8
January 2006..............................            44                  9,092,052                    2.9
February 2006.............................            82                 13,924,503                    4.4
March 2006................................           331                 55,874,292                   17.7
April 2006................................            13                  2,172,369                    0.7
May 2006..................................             2                    423,652                    0.1
December 2007.............................             1                    155,285                    0.0
                                                   -----               ------------                  -----
Totals:...................................         1,943               $315,026,520                  100.0%
                                                   =====               ============                  =====

                    Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal           Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding           Loan Group
-------------                                  --------------      -------------------           ----------
Not Scored...............................            4                   $601,165                     0.2%
472 to 500...............................            4                    446,836                     0.1
501 to 550...............................          286                 41,349,213                    13.1
551 to 600...............................          592                 95,621,103                    30.4
601 to 650...............................          702                116,126,985                    36.9
651 to 700...............................          259                 43,414,425                    13.8
701 to 750...............................           83                 14,976,042                     4.8
751 to 800...............................           12                  2,402,171                     0.8
801 to 806...............................            1                     88,580                     0.0
                                                 -----               ------------                   -----
Totals:..................................        1,943               $315,026,520                   100.0%
                                                 =====               ============                   =====

         The Credit Scores of the Group II Mortgage Loans that were scored as of the Cut-off Date ranged from 472 to 806 and the weighted average Credit Score of the Group II Mortgage Loans that were scored as of the Cut-off Date was approximately 609.

               Third-Party Originators for Mortgage Loan Group II

                                                           Number of       Aggregate Principal      Percent of
Third-Party Originator                                   Mortgage Loans    Balance Outstanding      Loan Group
----------------------                                   --------------    -------------------      ----------
Accredited Home Lenders, Inc.......................              490             $80,851,808           25.7%
Ameriquest Mortgage Company........................                4                 729,277            0.2
The CIT Group/Consumer Finance, Inc................              222              30,560,116            9.7
Encore Credit Corp.................................              120              21,534,713            6.8
Finance America, LLC...............................              163              30,210,864            9.6
IndyMac Bank, F.S.B................................              779             130,330,049           41.4
Master Financial Inc...............................               58               8,596,089            2.7
Meritage Mortgage Corporation......................              103              11,757,237            3.7
Town and Country Credit............................                4                 456,368            0.1
                                                               -----            ------------          -----
Totals:............................................            1,943            $315,026,520          100.0%
                                                               =====            ============          =====